EXHIBIT 10.50
Tower Group, Inc.
2004 Long Term Equity Compensation Plan
Notice of Performance Shares Award
     You (the “Grantee”) have been granted Performance Shares, which provide the opportunity to earn shares of common stock of Tower Group, Inc. (the “Company”), par value $0.01 per share (“Shares”), upon attainment of performance goals (“Performance Shares” or the “Award”). The Award is granted pursuant to the Tower Group, Inc. 2004 Long Term Equity Compensation Plan (collectively, the “Plan”) and is subject to the terms and conditions set forth in this Notice of Performance Shares Award and the Performance Shares Award Agreement (collectively, the “Agreement”).

Name of Grantee:
Target Number of Performance Shares:
Maximum Number of Performance Shares:	200% of Target Number of Performance Shares
Grant Date:	March 13, 2008
Performance Period:	January 1, 2008 — December 31, 2010
Performance Goal:	Total shareholder return through the Performance Period relative to that of the companies in the SNL P&C Insurance Total Shareholder Return Index
Period of Restriction:	January 1, 2008 — December 31, 2010
FURTHER TERMS AND CONDITIONS OF THE AWARD ARE SET FORTH IN THE AGREEMENT AND THE PLAN. THESE PERFORMANCE SHARES ARE SUBJECT TO FORFEITURE AS PROVIDED IN THE AGREEMENT AND THE PLAN.
All terms, provisions and conditions applicable to the Award set forth in the Plan and not set forth herein are hereby incorporated by reference herein. To the extent any provision hereof is inconsistent with the Plan, the Plan will govern. The Participant hereby acknowledges receipt of a copy of the Agreement and a copy of the Plan and agrees to be bound by all the terms and provisions hereof and thereof.
By your signature and the signature of the Company’s representative below, you and the Company agree that the Award evidenced hereby is granted under and governed by the terms and conditions of the Plan (a copy of which you hereby acknowledge having received) and the Agreement, which is attached to and made a part of this document.
You further acknowledge that the Award evidenced by the Agreement will become subject to and governed by the terms and conditions of the Plan, as amended and restated May 15, 2008, if such amended and restated version of the Plan is approved at the Company’s 2008 Annual Meeting of Shareholders, and you hereby consent to the Award being governed by the terms and conditions of the Plan, as amended and restated May 15, 2008.

Grantee:	Tower Group, Inc.:
By:
Title: